UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21926

Morgan Stanley China A Share Fund, Inc.
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York	10036
(Address of principal executive offices)	(Zip code)

John H. Gernon
522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-1886

Date of fiscal year end: December 31,

Date of reporting period: June 30, 2023

Item 1 - Report to Shareholders

Morgan Stanley Investment Management Inc.
Adviser

Morgan Stanley China A Share Fund, Inc. NYSE: CAF

Semi-Annual Report

June 30, 2023

Morgan Stanley China A Share Fund, Inc.

June 30, 2023 (unaudited)

Table of Contents

Letter to Stockholders		3
Performance Summary		5
Portfolio of Investments		6
Statement of Assets and Liabilities		8
Statement of Operations		9
Statements of Changes in Net Assets		10
Financial Highlights		11
Notes to Financial Statements		12
Investment Advisory Agreement Approval		22
Portfolio Management		25
Investment Policy		26
Dividend Reinvestment Plan		34
U.S. Customer Privacy Notice		35
Directors and Officers Information	.	Back Cover

Morgan Stanley China A Share Fund, Inc.

June 30, 2023 (unaudited)

Letter to Stockholders

Performance

For the six months ended June 30, 2023, the Morgan Stanley China A Share Fund, Inc. (the "Fund") had total returns of -8.44%, based on net asset value, and -10.49% based on market value per share (including reinvestment of distributions), compared to its benchmarks, the MSCI China A Onshore Index (the "Index"), which returned -4.41% and, the China Blended Index, a custom blend of 80% of the MSCI China A Onshore Index and 20% of the MSCI China Index, which returned -4.54%. On June 30, 2023, the closing price of the Fund's shares on the New York Stock Exchange was $12.71, representing an 18.68% discount to the Fund's net asset value per share. Past performance is no guarantee of future results.

Factors Affecting Performance

•  China equities started 2023 on a strong note on optimism for the economy's reopening after COVID-19 restrictions were lifted but gave back much of the gain in the following months on disappointing economic recovery progress and renewed geopolitical tensions. The Chinese economy lost momentum going into the second quarter of 2023 as the property sector failed to sustain a short-lived rebound following the reopening of the economy and the export engine sputtered on lukewarm global demand. The Chinese renminbi also showed renewed weakness in the second quarter of 2023, falling to a seven-month low against the U.S. dollar, amid widening U.S.-China interest rate differentials.i

•  The equity market witnessed wide performance dispersion across sectors in the six month period. Cyclical sectors such as real estate and materials underperformed in the first half of 2023, and consumer-related sectors such as consumer staples and health care also lagged on the lackluster consumption recovery. On the other hand, the communication services and information technology sectors outperformed, propelled by the excitement around artificial intelligence technology in the wake of ChatGPT's success.

•  For the Fund, in the six months ended June 30, 2023, our stock selection in the industrials sector contributed strongly to relative returns as our overweight to an industrial automation component manufacturing company saw strong gains benefiting from the rising robot penetration trend. Our stock selection and overweight to infrastructure construction companies and large state-owned banks also added to performance as they outperformed on the back of a stable growth trend and low valuations. Our underweight to the materials sector contributed to relative returns as the sector declined on the subpar economic recovery and weak demand for commodities.

•  The gains, however, were offset by detractions from our stock selections in the information technology and consumer discretionary sectors. Our overweight to a Chinese solar panel manufacturer detracted as the stock declined on industry overcapacity and profit margin deterioration concerns. Meanwhile, our underweight to many domestic IT and technology companies in China whose share prices rallied on the artificial intelligence hype dragged relative performance. In the consumer discretionary sector, our overweight to a duty-free shop operator detracted as the stock declined on the weaker-than-expected consumption recovery in China.

Morgan Stanley China A Share Fund, Inc.

June 30, 2023 (unaudited)

Letter to Stockholders (cont'd)

Management Strategies

•  We expect the Chinese economy to pick up momentum in the second half of 2023 with a gradual recovery in household income and consumer confidence. Further policy support could be rolled out in the coming months to sustain a steady economic backdrop.

•  Our China A portfolio remains focused on long-term fundamentals, and the market impact of the pandemic does not change our investment philosophy. We continue to seek structural growth opportunities in China. In the near term, we believe we are positioned with a defensive tilt in view of the macro headwinds.

•  Our medium-term view of the market hinges on whether China can take the external pressure to implement long-term structural reforms and achieve economic transformation featuring more sustainable growth that is driven by technological innovation and productivity gains. Improved quality and sustainability of the economy could help boost China's corporate return on equity and valuation multiple. We also aim to identify attractive investment themes in China that offer structural growth potential, including consumption upgrade, high-end manufacturing and renewable energy development.

•  Against the macro backdrop of slower growth and lower interest rates in China, we believe high quality companies with secular growth potential will likely continue to enjoy a valuation premium and outperform the market in the longer run. As such, we believe bottom-up stock selection is important to generate performance. We look for companies with structural growth, competitive advantages, strong corporate governance and financial strength.

Sincerely,

John H. Gernon
President and Principal Executive Officer  July 2023

i Source: Bloomberg L.P. Data as of June 30, 2023.

Morgan Stanley China A Share Fund, Inc.

June 30, 2023 (unaudited)

Performance Summary

Average Annual Total Returns as of June 30, 2023

	6 Month*	One Year	Five Years	Ten Years
NAV	-8.44%	-20.52%	-5.22%	7.13%
Market price	-10.49%	-24.91%	-5.98%	5.85%
MSCI China A Onshore Index(1)	-4.41%	-19.71%	2.73%	4.63%
China Blended Index(2)	-4.54%	-18.80%	1.28%	4.53%

* Cumulative return

Performance data quoted in the table represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested at prices obtained under the Fund's dividend reinvestment plan. For the most recent month-end performance figures, please visit www.morganstanley.com/im/closedendfundsshareholderreports. Investment returns and principal value will fluctuate so that Fund shares, when sold, may be worth more or less than their original cost. The table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. The Fund's total returns are based upon the market value and net asset value on the last business day of the period.

Distributions
Total Distributions per share for the period	N/A
Current Distribution Rate at NAV(3)	N/A
Current Distribution Rate at Market Price(3)	N/A
% Premium/(Discount) to NAV(4)	(18.68)%

(1)  The MSCI China A Onshore Index is a free float-adjusted market capitalization index that is designed to capture large and mid cap representation across China securities listed on Shanghai and Shenzhen exchanges. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index. Effective March 1, 2018, the MSCI China A Index was renamed the MSCI China A Onshore Index.

(2)  The China Blended Index is custom blend of 80% of the MSCI China A Onshore Index and 20% of the MSCI China Index (a benchmark that captures large and mid cap representation across China A shares, H shares, B shares, Red chips, P chips and foreign listings (e.g. ADRs). The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Distribution Rate is based on the Fund's last regular distribution per share in the period (annualized) divided by the Fund's NAV or market price at the end of the period. The Fund's distributions may be comprised of amounts characterized for federal income tax purposes as qualified and non-qualified ordinary dividends, capital gains and non-dividend distributions, also known as return of capital. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. The Fund's distributions are determined by the investment adviser based on its current assessment of the Fund's long-term return potential. Fund distributions may be affected by numerous factors including changes in Fund performance, the cost of financing for leverage, portfolio holdings, realized and projected returns, and other factors. As portfolio and market conditions change, the rate of distributions paid by the Fund could change.

(4)  The shares of the Fund often trade at a discount or premium to their net asset value. The discount or premium may vary over time and may be higher or lower than what is quoted in this report.

Morgan Stanley China A Share Fund, Inc.

June 30, 2023 (unaudited)

Portfolio of Investments

	Shares	Value (000)
COMMON STOCKS (93.5%)
Automobiles (2.3%)
BYD Co. Ltd.	219,000	$7,811
Banks (20.7%)
China Construction Bank Corp., Class A	17,835,411	15,381
China Merchants Bank Co. Ltd., Class A	5,033,108	22,754
Industrial & Commercial Bank of China Ltd., Class A	25,116,497	16,679
Postal Savings Bank of China Co. Ltd., Class A	23,400,800	15,775
		70,589
Beverages (8.2%)
Kweichow Moutai Co. Ltd., Class A	110,649	25,793
Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A	85,200	2,173
		27,966
Chemicals (1.2%)
Sinofibers Technology Co. Ltd., Class A	602,800	3,929
Construction & Engineering (4.4%)
China State Construction Engineering Corp. Ltd., Class A	19,034,440	15,050
Electrical Equipment (3.7%)
NARI Technology Co. Ltd., Class A	4,018,133	12,795
Electronic Equipment, Instruments & Components (1.3%)
Shanghai Friendess Electronic Technology Corp. Ltd., Class A	172,995	4,498
Food Products (4.6%)
Fu Jian Anjoy Foods Co. Ltd., Class A	778,625	15,766
Health Care Equipment & Supplies (7.4%)
iRay Technology Co. Ltd., Class A	153,776	5,984
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	420,195	17,388
Sonoscape Medical Corp., Class A	258,125	1,938
		25,310
Health Care Providers & Services (1.1%)
Aier Eye Hospital Group Co. Ltd., Class A	1,530,049	3,916
	Shares	Value (000)
Household Durables (10.6%)
Gree Electric Appliances, Inc. of Zhuhai, Class A	4,630,546	$23,308
Midea Group Co. Ltd., Class A	1,586,446	12,896
		36,204
Independent Power Producers & Energy Traders (6.3%)
China Yangtze Power Co. Ltd., Class A	7,068,314	21,470
Insurance (1.5%)
Ping An Insurance Group Co. of China Ltd., Class A	785,999	5,026
Life Sciences Tools & Services (3.0%)
WuXi AppTec Co. Ltd., Class A	1,198,840	10,310
Machinery (4.5%)
Dongguan Yiheda Automation Co. Ltd., Class A	995,740	6,139
Leader Harmonious Drive Systems Co. Ltd., Class A	342,009	7,669
Luoyang Xinqianglian Slewing Bearing Co. Ltd., Class A	304,832	1,571
		15,379
Personal Care Products (4.3%)
Proya Cosmetics Co. Ltd., Class A	825,262	12,787
Yunnan Botanee Bio-Technology Group Co. Ltd., Class A	166,962	2,047
		14,834
Real Estate Management & Development (1.9%)
China Vanke Co. Ltd., Class A	3,362,084	6,491
Semiconductors & Semiconductor Equipment (3.4%)
LONGi Green Energy Technology Co. Ltd., Class A	2,911,350	11,519
Specialty Retail (3.1%)
China Tourism Group Duty Free Corp. Ltd., Class A	702,628	10,724
TOTAL COMMON STOCKS (Cost $410,261)		319,587

The accompanying notes are an integral part of the financial statements.

Morgan Stanley China A Share Fund, Inc.

June 30, 2023 (unaudited)

Portfolio of Investments (cont'd)

	Shares	Value (000)
SHORT-TERM INVESTMENT (1.0%)
Investment Company (1.0%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note E) (Cost $3,549)	3,548,844	$3,549
TOTAL INVESTMENTS (94.5%) (Cost $413,810) (a)(b)		323,136
OTHER ASSETS IN EXCESS OF LIABILITIES (5.5%)		18,746
NET ASSETS (100.0%)		$341,882

(a)  The approximate fair value and percentage of net assets, $319,587,000 and 93.5%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(b)  At June 30, 2023, the aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is approximately $7,115,000 and the aggregate gross unrealized depreciation is approximately $97,789,000, resulting in net unrealized depreciation of approximately $90,674,000.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	44.0%
Banks	21.8
Household Durables	11.2
Beverages	8.6
Health Care Equipment & Supplies	7.8
Independent Power Producers & Energy Traders	6.6
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley China A Share Fund, Inc.

June 30, 2023 (unaudited)

Financial Statements

Statement of Assets and Liabilities	June 30, 2023 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $410,261)	$319,587
Investment in Security of Affiliated Issuer, at Value (Cost $3,549)	3,549
Total Investments in Securities, at Value (Cost $413,810)	323,136
Foreign Currency, at Value (Cost $18,618)	18,155
Cash	—	@
Dividends Receivable	1,191
Receivable from Affiliate	16
Other Assets	56
Total Assets	342,554
Liabilities:
Payable for Advisory Fees	435
Payable for Custodian Fees	102
Payable for Professional Fees	40
Payable for Administration Fees	23
Repurchase of Shares	20
Payable for Stockholder Servicing Agent Fees	3
Other Liabilities	49
Total Liabilities	672
Net Assets
Applicable to 21,873,730 Issued and Outstanding $0.01 Par Value Shares (100,000,000 Shares Authorized)	$341,882
Net Asset Value Per Share	$15.63
Net Assets Consist of:
Common Stock	$219
Paid-in-Capital	505,105
Total Accumulated Loss	(163,442)
Net Assets	$341,882

@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley China A Share Fund, Inc.

June 30, 2023 (unaudited)

Financial Statements (cont'd)

Statement of Operations	Six Months Ended June 30, 2023 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $345 of Foreign Taxes Withheld)	$3,107
Dividends from Security of Affiliated Issuer (Note E)	85
Interest from Securities of Unaffiliated Issuer (Net of $4 of Foreign Taxes Withheld)	40
Total Investment Income	3,232
Expenses:
Advisory Fees (Note B)	2,805
Custodian Fees (Note D)	238
Administration Fees (Note C)	150
Professional Fees	81
Stockholder Reporting Expenses	20
Stockholder Servicing Agent Fees	8
Directors' Fees and Expenses	4
Other Expenses	18
Total Expenses	3,324
Rebate from Morgan Stanley Affiliate (Note E)	(3)
Net Expenses	3,321
Net Investment Loss	(89)
Realized Gain (Loss):
Investments Sold	(5,677)
Foreign Currency Translation	1,223
Net Realized Loss	(4,454)
Change in Unrealized Appreciation (Depreciation):
Investments	(25,550)
Foreign Currency Translation	(1,363)
Net Change in Unrealized Appreciation (Depreciation)	(26,913)
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	(31,367)
Net Decrease in Net Assets Resulting from Operations	$(31,456)

The accompanying notes are an integral part of the financial statements.

Morgan Stanley China A Share Fund, Inc.

June 30, 2023

Financial Statements (cont'd)

Statements of Changes in Net Assets	Six Months Ended June 30, 2023 (unaudited) (000)	Year Ended December 31, 2022 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income (Loss)	$(89)	$3,089
Net Realized Loss	(4,454)	(69,792)
Net Change in Unrealized Appreciation (Depreciation)	(26,913)	(65,840)
Net Decrease in Net Assets Resulting from Operations	(31,456)	(132,543)
Dividends and Distributions to Stockholders	—	(59)
Capital Share Transactions:
Repurchase of Shares (7,735 and 0 shares)	(97)	—
Net Decrease in Net Assets Resulting from Capital Share Transactions	(97)	—
Total Decrease	(31,553)	(132,602)
Net Assets:
Beginning of Period	373,435	506,037
End of Period	$341,882	$373,435

The accompanying notes are an integral part of the financial statements.

Morgan Stanley China A Share Fund, Inc.

June 30, 2023

Financial Highlights

Selected Per Share Data and Ratios

	Six Months Ended June 30, 2023		Year Ended December 31,
	(unaudited)		2022		2021		2020		2019		2018
Net Asset Value, Beginning of Period	$17.07		$23.13		$25.09		$24.59		$21.38		$28.14
Net Investment Income (Loss)(1)	(0.00	)(2)	0.14		0.10		0.15		0.14		0.10
Net Realized and Unrealized Gain (Loss)	(1.44)		(6.20)		(0.72)		2.65		3.89		(5.13)
Total from Investment Operations	(1.44)		(6.06)		(0.62)		2.80		4.03		(5.03)
Distributions from and/or in Excess of:
Net Investment Income	—		(0.00	)(2)	(0.21)		(0.23)		(0.10)		(0.12)
Net Realized Gain	—		—		(1.13)		(2.07)		(0.72)		(1.61)
Total Distributions	—		(0.00	)(2)	(1.34)		(2.30)		(0.82)		(1.73)
Anti-Dilutive Effect of Share Repurchase Program	0.00	(2)	—		—		—		—		—
Net Asset Value, End of Period	$15.63		$17.07		$23.13		$25.09		$24.59		$21.38
Per Share Market Value, End of Period	$12.71		$14.20		$20.41		$22.15		$21.72		$18.26
TOTAL INVESTMENT RETURN:(3)
Market Value	(10.49	)%(4)	(30.41)%		(1.84)%		12.56%		23.43%		(14.61)%
Net Asset Value	(8.44	)%(4)	(26.19)%		(1.76)%		12.57%		19.35%		(16.93)%
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)	$341,882		$373,435		$506,037		$548,898		$537,987		$467,760
Ratio of Expenses	1.78	%(5)(6)	1.79	%(6)	1.74	%(6)	1.75	%(6)	1.74	%(6)	1.73	%(6)
Ratio of Net Investment Income (Loss)	(0.05	)%(5)(6)	0.76	%(6)	0.42	%(6)	0.60	%(6)	0.58	%(6)	0.38	%(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)
Portfolio Turnover Rate	8	%(4)	31%		121%		112%		109%		113%

(1)  Per share amount is based on average shares outstanding.

(2)  Amount is less than $0.005 per share.

(3)  Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund. Total returns are based upon the market value and net asset value on the last business day of each period.

(4)  Not annualized.

(5)  Annualized.

(6)  The Ratio of Expenses and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley China A Share Fund, Inc.

June 30, 2023 (unaudited)

Notes to Financial Statements

The Morgan Stanley China A Share Fund, Inc. (the "Fund") was incorporated in Maryland on July 6, 2006 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "Act"). The Fund applies investment company accounting and reporting guidance Accounting Standards Codification ("ASC") Topic 946. The Fund's investment objective is to seek capital growth by investing, under normal circumstances, at least 80% of its assets in A-shares of Chinese companies listed on the Shanghai and Shenzhen Stock Exchanges. The prices of A-shares are quoted in Renminbi ("RMB"), and only Chinese domestic investors and certain Qualified Foreign Institutional Investors ("QFII") are allowed to trade A-shares outside of the Stock Connect programs. To the extent that the Fund invests in derivative or other instruments that are structured to be positively correlated and linked to China A shares, such investments will be counted for purposes of the Fund's policy as stated above. To the extent the Fund makes such investments, the Fund will be subject to the risks of such derivative or other instruments as described herein.

The Fund's adviser, Morgan Stanley Investment Management Inc. (the "Adviser"), had obtained a QFII license pursuant to which it was authorized to invest in China A-shares and other permitted China securities on behalf of the Fund up to its specified investment quota of $200,000,000, as updated, modified or renewed from time to time (the "A-share Quota"). The Adviser had received an increase of $250,000,000 to its A-share Quota, of which approximately $138,000,000 was utilized through a rights offering in August 2010. On May 7, 2020, the People's Bank of China and the State Administration of Foreign Exchange jointly issued the Regulations on Funds of Securities and Futures Investment by Foreign Institutional Investors (PBOC & SAFE Announcement [2020] No. 2), which came into effect on June 6, 2020. The new regulations unify and supersede the rules applicable to QFII and RQFII regimes. One of the key changes of the new regulations is the removal of quota restrictions on investment by QFII and RQFII. There is no guarantee that the new regulations will not be modified in the future.

Securities purchased by the Adviser in its capacity as a QFII, on behalf of the Fund, are credited to a securities trading account with the Fund's QFII Custodian in China. All capital gains and income that the Fund earns on investments in China A-shares are held in that account, and may be repatriated subject to an undertaking for tax clearance by the QFII to the Fund's QFII custodian, except where the Fund is wound up, in which case the repatriation of capital gains and income shall be subject to tax filing clearance by the Shanghai Tax Bureau. Failure to provide the tax payment confirmation on a timely basis could adversely affect the Fund's ability to distribute taxable income and capital gains and cause the Fund to become liable for the payment of U.S. federal income tax. See Note F. Federal Income Taxes.

A.  Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or

Morgan Stanley China A Share Fund, Inc.

June 30, 2023 (unaudited)

Notes to Financial Statements (cont'd)

more reputable brokers/dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers; (3) fixed income securities may be valued by an outside pricing service/vendor approved by the Fund's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. If the Adviser and Morgan Stanley Investment Management Company (the "Sub-Adviser"), each a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor does not reflect the security's fair value or is unable to provide a price, prices from brokers/dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers/dealers; (4) when market quotations are not readily available, as defined by Rule 2a-5 under the Act, including circumstances under which the Adviser or the Sub-Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures approved by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) foreign exchange transactions ("spot contracts") and foreign exchange forward contracts ("forward contracts") are valued daily using an independent pricing vendor at the spot and forward rates, respectively, as of the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

  In connection with Rule 2a-5 of the Act, the Directors have designated the Fund's Adviser as its valuation designee. The valuation designee has responsibility for determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund's Adviser, as valuation designee, has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Morgan Stanley China A Share Fund, Inc.

June 30, 2023 (unaudited)

Notes to Financial Statements (cont'd)

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") ASC 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the price that would be received to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

  The following is a summary of the inputs used to value the Fund's investments as of June 30, 2023:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Automobiles	$—	$7,811	$—	$7,811
Banks	—	70,589	—	70,589
Beverages	—	27,966	—	27,966
Chemicals	—	3,929	—	3,929
Construction & Engineering	—	15,050	—	15,050
Electrical Equipment	—	12,795	—	12,795
Electronic Equipment, Instruments & Components	—	4,498	—	4,498
Food Products	—	15,766	—	15,766
Health Care Equipment & Supplies	—	25,310	—	25,310
Health Care Providers & Services	—	3,916	—	3,916
Household Durables	—	36,204	—	36,204
Independent Power Producers & Energy Traders	—	21,470	—	21,470
Insurance	—	5,026	—	5,026

Morgan Stanley China A Share Fund, Inc.

June 30, 2023 (unaudited)

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets: (cont'd)
Common Stocks (cont'd)
Life Sciences Tools & Services	$—	$10,310	$—	$10,310
Machinery	—	15,379	—	15,379
Personal Care Products	—	14,834	—	14,834
Real Estate Management & Development	—	6,491	—	6,491
Semiconductors & Semiconductor Equipment	—	11,519	—	11,519
Specialty Retail	—	10,724	—	10,724
Total Common Stocks	—	319,587	—	319,587
Short-Term Investment
Investment Company	3,549	—	—	3,549
Total Assets	$3,549	$319,587	$—	$323,136

  Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

  Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

  Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

  A significant portion of the Fund's net assets consist of securities of issuers located in China which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of securities and investment income

Morgan Stanley China A Share Fund, Inc.

June 30, 2023 (unaudited)

Notes to Financial Statements (cont'd)

from such securities. In general, Chinese securities are subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the United States.

  In addition, Chinese securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty. Such securities may be concentrated in a single or a limited number of countries and regions and may vary throughout the year.

4.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

5.  Dividends and Distributions to Stockholders: Dividends and distributions to stockholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

6.  Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis except where collection is in doubt and is recorded net of foreign withholding tax. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividends and distributions are recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes.

B.  Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, calculated weekly and payable monthly, at an annual rate of 1.50% of the Fund's average weekly net assets.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser, a wholly owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Fund with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

C.  Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average weekly net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D.  Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

E.  Security Transactions and Transactions with Affiliates: For the six months ended June 30, 2023, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $62,141,000 and $28,351,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the six months ended June 30, 2023.

Morgan Stanley China A Share Fund, Inc.

June 30, 2023 (unaudited)

Notes to Financial Statements (cont'd)

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the six months ended June 30, 2023, advisory fees paid were reduced by approximately $3,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the six months ended June 30, 2023 is as follows:

Affiliated Investment Company	Value December 31, 2022 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$1,925	$5,144	$3,520	$85
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value June 30, 2023 (000)
Liquidity Funds	$—	$—	$3,549

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the six months ended June 30, 2023, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

F.  Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2022 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax

Morgan Stanley China A Share Fund, Inc.

June 30, 2023 (unaudited)

Notes to Financial Statements (cont'd)

purposes. The tax character of distributions paid during fiscal years 2022 and 2021 was as follows:

2022 Distributions Paid From:		2021 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$59	$—	$23,424	$5,897

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, due to an overdistribution of dividends for tax purposes, resulted in the following reclassifications among the components of net assets at December 31, 2022:

Total Accumulated Loss (000)	Paid-in- Capital (000)
$297	$(297)

At December 31, 2022, the Fund had no distributable earnings on a tax basis.

At December 31, 2022, the Fund had available for federal income tax purposes unused short-term and long-term capital losses of approximately $32,290,000 and $33,885,000, respectively, that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed.

To the extent that capital gains are offset, such gains will not be distributed to the stockholders.

Qualified late year losses are capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year that, if elected, are deemed to arise on the first day of the Fund's next taxable year. For the year ended December 31, 2022, the Fund intends to defer to January 1, 2023 for U.S. federal income tax purposes the following losses:

Qualified Late Year Ordinary Losses (000)	Post-October Capital Losses (000)
$1,378	$—

Due to recent changes mentioned above, failure to provide the tax payment confirmation on a timely basis could adversely affect the Fund's ability to distribute taxable income and capital gains. Therefore, the Fund reserves the right not to pay any dividends, or to delay the payment thereof, in the event that the Adviser is not satisfied that the Fund can or will be able to fund such dividends through the repatriation of funds from China. This may cause the Fund to become liable for the payment of U.S. federal income tax.

G.  Other: Under the Corporate Income Tax ("CIT") Law, People's Republic of China ("PRC") tax resident enterprises are taxed at the CIT rate of 25%. Pursuant to the CIT Law and its detailed implementation rules, a non-PRC tax resident who does not establish a permanent establishment in China (or which has a permanent establishment in China but income derived is not effectively connected with such permanent establishment) is subject to PRC Withholding Income Tax ("WIT") of 10% on PRC sourced income (including but not limited to passive income such as dividends, interest, gains from transfer of assets) unless the statutory WIT of 10% is subject to reduction or exemption in accordance with the applicable tax treaty signed with the PRC.

Morgan Stanley China A Share Fund, Inc.

June 30, 2023 (unaudited)

Notes to Financial Statements (cont'd)

The current U.S. and PRC tax treaty exempts gains realized on the sale of Chinese securities from the capital gain tax, with the exception of securities in land-rich companies which are companies that have greater than 50% of their assets in land or immovable properties in China.

In November 2014, China's Ministry of Finance ("MOF") and State Administration of Taxation ("SAT") published Caishui [2014] No. 79 ("Circular 79"), which provided that QFIIs are temporarily exempt from WIT with respect to gains derived from the trading of PRC equity investments such as A-Shares on or after November 17, 2014. Circular 79 provided no indication on how long the temporary exemption would be extended. Circular 79 also confirmed that pre-November 17, 2014 gains derived by QFIIs were taxable according to prevailing laws.

The MOF and SAT published Caishui [2014] No.81 and Caishui [2016] No.127, which provided that foreign investors are temporarily exempt from WIT in respect of gains derived from trading in China A-shares through Stock Connect. The circulars provided no indication on how long the temporary exemption would be extended.

The tax law and regulations of China are subject to change, and may be changed with retrospective effect. The interpretation and applicability of tax law and regulations by PRC tax authorities are not as consistent and transparent as those of more developed nations, and may vary from region to region. Accordingly, China taxes and duties payable by the QFII may change at any time.

As permitted by the Fund's offering prospectus, on June 19, 2007, the Directors approved a share repurchase program for purposes of enhancing stockholder value and reducing the discount at which the Fund's shares trade from their NAV. Since the inception of the program and during the six months ended June 30, 2023, the Fund repurchased 7,735 of its shares at an average discount of 19.53% from NAV. The Directors regularly monitor the Fund's share repurchase program as part of their review and consideration of the Fund's premium/discount history. The Fund may only repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives and subject to review by the Directors and the Fund's ability to repatriate capital gains and income out of China. You can access information about the monthly share repurchase results through Morgan Stanley Investment Management's website: www.morganstanley.com/im/closedendfundsshareholderreports.

At June 30, 2023, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 65.7%.

H.  Results of Annual Meeting of Stockholders: On June 22, 2023, an annual meeting of the Fund's stockholders was held for the purpose of voting on the following matter, the results of which were as follows:

Election of Directors by all stockholders:

	For	Against
Frances L. Cashman	13,782,626	5,502,833
Kathleen A. Dennis	7,134,884	12,150,575
Joseph J. Kearns	7,128,478	12,156,981
Patricia A. Maleski	13,778,916	5,506,543

I.  Market Risk: An investment in the Fund is based on the values of the Fund's investments, which may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. Social, political, economic and other conditions and events, such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions, may occur and could significantly impact issuers, industries, governments and other systems, including the financial markets and global economy. It is difficult to predict when events affecting the U.S. or global

Morgan Stanley China A Share Fund, Inc.

June 30, 2023 (unaudited)

Notes to Financial Statements (cont'd)

financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may be sudden and significant and may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of and/or income or yield from the Fund's investments and exacerbate pre-existing risks to the Fund. For example, the extent of the impact of a public health emergency depends on future developments, including (i) the duration and spread of the public health emergency, (ii) the restrictions and advisories, (iii) the effects on the financial markets, (iv) government and regulatory responses, and (v) the effects on the economy overall as a result of developments such as disruption to consumer demand, economic output and supply chains. The occurrence, duration and extent of these or other types of adverse economic and market conditions and uncertainty over the long term cannot be reasonably projected or estimated at this time. The ultimate impact of public health emergencies or other adverse economic or market developments and the extent to which the associated conditions impact the Fund will also depend on other future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. The financial performance of the Fund's investments (and, in turn, the Fund's investment results) as well as their liquidity may be adversely affected because of these and similar types of factors and developments.

For More Information About Portfolio Holdings

The Fund provides a complete schedule of portfolio holdings in its Semi-Annual and Annual Reports within 60 days of the end of the Fund's second and fourth fiscal quarters. The Semi-Annual Reports and the Annual Reports are filed electronically with the SEC on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to Fund stockholders and makes these reports available on its public website, www.morganstanley.com/im/closedendedfundsshareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the Fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to stockholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov).

In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, the Fund makes portfolio holdings information available by providing the information on its public website, www.morganstanley.com/im/closedendedfundsshareholderreports. The Fund provides a complete schedule of portfolio holdings on the public website on a monthly basis at least 15 calendar days after month end and under other conditions as described in the Fund's policy on portfolio holdings disclosure. You may obtain copies of the Fund's monthly website postings by calling toll free 1 (800) 231-2608.

Morgan Stanley China A Share Fund, Inc.

June 30, 2023 (unaudited)

Notes to Financial Statements (cont'd)

Proxy Voting Policy and Procedures and Proxy Voting Record

A copy of (1) the Fund's policies and procedures with respect to the voting of proxies relating to the Fund's portfolio securities; and (2) how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling toll free 1 (800) 231-2608 or by visiting our website at www.morganstanley.com/im/closedendfundsshareholderreports. This information is also available on the SEC's web site at www.sec.gov.

Morgan Stanley China A Share Fund, Inc.

June 30, 2023 (unaudited)

Investment Advisory Agreement Approval

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board reviewed similar information and factors regarding the Sub-Adviser, to the extent applicable. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Administrator under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The Adviser, Sub-Adviser and Administrator together are referred to as the "Adviser" and the advisory, sub-advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as prepared by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as prepared by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2022, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was below its peer group average for the one-, three-, and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as prepared by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. When a fund's management fee and/or its total expense ratio are higher than its peers, the Board and the Adviser discuss the reasons for this and, where appropriate, they discuss possible waivers and/or caps. The Board noted that the Fund's management fee and total expense ratio were higher than its peer group averages. After discussion, the Board concluded that the Fund's performance, management fee and total expense ratio were acceptable.

Morgan Stanley China A Share Fund, Inc.

June 30, 2023 (unaudited)

Investment Advisory Agreement Approval (cont'd)

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board considered that, with respect to closed-end funds, the assets are not likely to grow with new sales or grow significantly as a result of capital appreciation. The Board concluded that economies of scale for the Fund were not a factor that needed to be considered at the present time.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

Morgan Stanley China A Share Fund, Inc.

June 30, 2023 (unaudited)

Investment Advisory Agreement Approval (cont'd)

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

Morgan Stanley China A Share Fund, Inc.

June 30, 2023 (unaudited)

Portfolio Management

The Fund is managed within the Emerging Markets Equity team. The team consists of portfolio managers and analysts. The members of the team primarily responsible for the day-to-day management of the Fund's portfolio are Leon Sun, a Managing Director of Morgan Stanley Asia Limited ("MSAL"), and Amay Hattangadi, a Managing Director of Morgan Stanley Investment Management Company ("MSIM Co.").

Mr. Sun has been associated with MSAL since March 2021. Prior to joining MSAL, Mr. Sun was a Senior Portfolio Manager and Head of Investments for Hong Kong and China at a major asset management firm since 2011. Mr. Hattangadi has been associated with MSIM Co. in an investment management capacity since 2017 and, prior to that, with the Adviser in an investment management capacity since 1997.

In rendering investment advisory services to the Fund, the Adviser uses the portfolio management, research and other resources of a foreign (non-U.S.) affiliate of MSIM Inc. that is not registered under the Investment Advisers Act of 1940, as amended, and may provide services to the Fund through a "participating affiliate" arrangement, as that term is used in relief granted by the staff of the SEC allowing U.S. registered investment advisers to use portfolio management or research resources of advisory affiliates subject to the regulatory supervision of the registered investment adviser.

Morgan Stanley China A Share Fund, Inc.

June 30, 2023 (unaudited)

Investment Policy

Derivatives

The Fund may, but it is not required to, use derivatives and other similar instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivative instruments used by the Fund will be counted towards the Fund's exposure in the types of securities listed herein to the extent they have economic characteristics similar to such securities. A derivative is a financial instrument whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. Derivatives and other similar instruments often have risks similar to those of the underlying asset or instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid, risks arising from margin and payment requirements, risks arising from mispricing or valuation complexity and operational and legal risks. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objective, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund may use and their associated risks:

Contracts for Difference ("CFD"). A CFD is a privately negotiated contract between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the nominal value of the underlying instrument at the opening of the contract and that instrument's value at the end of the contract. The underlying instrument may be a single security, stock basket or index. A CFD can be set up to take either a short or long position on the underlying instrument. The buyer and seller are typically both required to post margin, which is adjusted daily. The buyer will also pay to the seller a financing rate on the notional amount of the capital employed by the seller less the margin deposit. A CFD is usually terminated at the buyer's initiative. The seller of the CFD will simply match the exposure of the underlying instrument in the open market and the parties will exchange whatever payment is due. As is the case with owning any financial instrument, there is the risk of loss associated with buying a CFD. For example, if the Fund buys a long CFD and the underlying security is worth less at the end of the contract, the Fund would be required to make a payment to the seller and would suffer a loss. Also, there may be liquidity risk if the underlying instrument is illiquid because the liquidity of a CFD is based on the liquidity of the underlying instrument. A further risk is that adverse movements in the underlying security will require the buyer to post additional margin. CFDs also carry counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. If the counterparty were to do so, the value of the contract, and of the Fund's shares, may be reduced. The Fund will not enter into a CFD transaction that is inconsistent with its investment objective, policies and strategies.

Morgan Stanley China A Share Fund, Inc.

June 30, 2023 (unaudited)

Investment Policy (cont'd)

Foreign Currency Forward Exchange Contracts. In connection with its investments in foreign securities, the Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. The Fund may also invest in non-deliverable foreign currency forward exchange contracts ("NDFs"). NDFs are similar to other foreign currency forward exchange contracts, but do not require or permit physical delivery of currency upon settlement. Instead, settlement is made in cash based on the difference between the contracted exchange rate and the spot foreign exchange rate at settlement. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency and proxy hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that currency contracts create exposure to currencies in which the Fund's securities are not denominated. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

Futures. A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. While the value of a futures contract tends to increase or decrease in tandem with the value of the underlying instrument, differences between the futures market and the market for the underlying asset may result in an imperfect correlation. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

Options. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument, foreign currency or contract, such as a swap agreement or futures contract on the underlying instrument or foreign currency at an agreed-upon price typically in exchange for a premium paid by the Fund. If the Fund sells an option, it sells to another person the right to buy from or sell to the Fund a specific amount of the underlying instrument, swap foreign currency or futures

Morgan Stanley China A Share Fund, Inc.

June 30, 2023 (unaudited)

Investment Policy (cont'd)

contract on the underlying instrument or foreign currency at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Structured Investments. The Fund also may invest a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Fund is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.

Swaps. The Fund may enter into OTC swap contracts or cleared swap transactions. An OTC swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Fund's ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for swaps. These OTC swaps are often subject to credit risk or the risk of default or non- performance by the counterparty. Certain swaps have begun trading on exchanges called swap execution facilities. Exchange trading is expected to increase liquidity of swaps trading. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis. The Fund may pay fees or incur costs each time it enters into, amends or terminates a swap agreement. The Fund's use of swaps may include those based on the credit of an underlying security, commonly referred to as "credit default swaps." Where the Fund is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the

Morgan Stanley China A Share Fund, Inc.

June 30, 2023 (unaudited)

Investment Policy (cont'd)

counterparty to the contract only in the event of a default or similar event by a third-party on the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event of the issuer of the referenced debt obligation.

Special Risks Related to Cyber Security

The Fund and its service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems; compromises to networks or devices that the Fund and its service providers use to service the Fund's operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers. Cyber attacks against or security breakdowns of the Fund or its service providers may adversely impact the Fund and its stockholders, potentially resulting in, among other things, financial losses; the inability of Fund stockholders to transact business and the Fund to process transactions; inability to calculate the Fund's NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Fund may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which the Fund invests, which may cause the Fund's investment in such issuers to lose value. There can be no assurance that the Fund or its service providers will not suffer losses relating to cyber attacks or other information security breaches in the future.

Market and Geopolitical Risk

The value of your investment in the Fund is based on the values of the Fund's investments, which may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. Price movements, sometimes called volatility, may be greater or less depending on the types of securities the Fund owns and the markets in which the securities trade. Volatility and disruption in financial markets and economies may be sudden and unexpected, expose the Fund to greater risk, including risks associated with reduced market liquidity and fair valuation, and adversely affect the Fund's operations. For example, the Adviser potentially will be prevented from executing investment decisions at an advantageous time or price as a result of any domestic or global market disruptions and reduced market liquidity may impact the Fund's ability to sell securities to meet redemptions.

The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund's portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, health emergencies (such as epidemics and pandemics), terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, health emergencies, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. Inflation rates may change frequently and

Morgan Stanley China A Share Fund, Inc.

June 30, 2023 (unaudited)

Investment Policy (cont'd)

significantly because of various factors, including unexpected shifts in the domestic or global economy and changes in monetary or economic policies (or expectations that these policies may change). Changes in expected inflation rates may adversely affect market and economic conditions, the Fund's investments and an investment in the Fund.

Other financial, economic and other global market and social developments or disruptions may result in similar adverse circumstances, and it is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). In general, the securities or other instruments that the Adviser believes represent an attractive investment opportunity or in which the Fund seeks to invest may be unavailable entirely or in the specific quantities sought by the Fund. As a result, the Fund may need to obtain the desired exposure through a less advantageous investment, forgo the investment at the time or seek to replicate the desired exposure through a derivative transaction or investment in another investment vehicle. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund's portfolio. There is a risk that you may lose money by investing in the Fund.

Social, political, economic and other conditions and events, such as war, natural disasters, health emergencies (e.g., the novel coronavirus outbreak, epidemics and other pandemics), terrorism, conflicts and social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the economies and financial markets and the Adviser's investment advisory activities and services of other service providers, which in turn could adversely affect the Fund's investments and other operations.

Government and other public debt, including municipal obligations in which the Fund may invest, can be adversely affected by large and sudden changes in local and global economic conditions that result in increased debt levels. Although high levels of government and other public debt do not necessarily indicate or cause economic problems, high levels of debt may create certain systemic risks if sound debt management practices are not implemented. A high debt level may increase market pressures to meet an issuer's funding needs, which may increase borrowing costs and cause a government or public or municipal entity to issue additional debt, thereby increasing the risk of refinancing. A high debt level also raises concerns that the issuer may be unable or unwilling to repay the principal or interest on its debt, which may adversely impact instruments held by the Fund that rely on such payments. Governmental and quasi-governmental responses to certain economic or other conditions may lead to increasing government and other public debt, which heighten these risks. Unsustainable debt levels can lead to declines in the value of currency, and can prevent a government from implementing effective counter-cyclical fiscal policy during economic downturns, can generate or contribute to an economic downturn or cause other adverse economic or market developments, such as increases in inflation or volatility. Increasing government and other public debt may adversely affect issuers, obligors, guarantors or instruments across a variety of asset classes.

Global events may negatively impact broad segments of businesses and populations, cause a significant negative impact on the performance of a Fund's investments and exacerbate pre-existing political, social and economic risks to the Fund. The Fund's operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund's investment performance.

Morgan Stanley China A Share Fund, Inc.

June 30, 2023 (unaudited)

Investment Policy (cont'd)

Foreign and Emerging Market Securities

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. The value of the Fund's shares may vary widely in response to political and economic factors affecting companies in foreign countries. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions.

Investments in foreign markets entail special risks such as currency, political (including geopolitical), economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate the Fund's ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Fund's investments in such securities harder to value. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid or illiquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. Investments may also become less liquid or illiquid as a result of governmental, regulatory or other similar actions. When the Fund holds illiquid investments, its portfolio may be harder to value and the Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell such investments if they were more widely traded or liquid. As a result, the Fund may have to sell other investments or engage in borrowing or other similar transactions as necessary to raise funds to meet its obligations and the Fund's ability to make dividend distributions may be adversely affected. In addition, the Fund's investments that become less liquid or illiquid may also decline in value, potentially suddenly and significantly, thus adversely impacting the Fund. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. In addition, the Fund's investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates.

Morgan Stanley China A Share Fund, Inc.

June 30, 2023 (unaudited)

Investment Policy (cont'd)

Exchange-Listed Equities via Stock Connect Program

The Shanghai-Hong Kong Stock Connect program and the recently launched Shenzhen-Hong Kong Stock Connect programs ("Stock Connect") allows non-Chinese investors (such as the Fund) to purchase certain listed equities via brokers in Hong Kong. Although Stock Connect allows non-Chinese investors to trade Chinese equities without a license, purchases of securities through Stock Connect are subject to daily market-wide quota limitations, which may prevent the Fund from purchasing Stock Connect securities when it is otherwise advantageous to do so. Once such daily quota on the Shanghai Stock Exchange ("SSE") or the Shenzhen Stock Exchange ("SZSE") is used up, acceptance of the corresponding buy orders on SSE or SZSE (as applicable) will be immediately suspended and no further buy orders will be accepted for the remainder of the trading day. Buy orders which have been accepted will not be affected by the using up of the daily quota, while sell orders will continue to be accepted. An investor cannot purchase and sell the same security on the same trading day, which may restrict the Fund's ability to invest in China A-shares through Stock Connect and to enter into or exit trades where it is advantageous to do so on the same trading day. Because Stock Connect trades are routed through Hong Kong brokers and the Hong Kong Stock Exchange, Stock Connect is affected by trading holidays in either China or Hong Kong, and there are trading days in China when Stock Connect investors will not be able to trade. As a result, prices of securities purchased through Stock Connect may fluctuate at times when the Fund is unable to add to or exit its position. Only certain China A-shares are eligible to be accessed through Stock Connect. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through Stock Connect. Because Stock Connect is relatively new, its effects on the market for trading China A-shares are uncertain. In addition, the trading, settlement and IT systems required to operate Stock Connect are relatively new and continuing to evolve. In the event that the relevant systems do not function properly, trading through Stock Connect could be disrupted.

Stock Connect is subject to regulation by both Hong Kong and China. There can be no assurance that further regulations will not affect the availability of securities in the program, the frequency of redemptions or other limitations. Stock Connect transactions are not covered by investor protection programs of either SSE or SZSE although for defaults by Hong Kong brokers occurring on or after 1 January 2020, the Hong Kong Investor Compensation Fund will cover losses incurred by investors with respect to securities traded on a stock market operated by the SSE and/or SZSE and in respect of which an order for sale or purchase is permitted to be routed through the northbound link of the Stock Connect. In China, Stock Connect securities are held on behalf of ultimate investors (such as the Fund) by the Hong Kong Securities Clearing Company Limited ("HKSCC") as nominee. While Chinese regulators have affirmed that the ultimate investors hold a beneficial interest in Stock Connect securities, the law surrounding such rights is in its early stages and the mechanisms that beneficial owners may use to enforce their rights are untested and therefore pose uncertain risks. Further, courts in China have limited experience in applying the concept of beneficial ownership and the law surrounding beneficial ownership will continue to evolve as they do so. There is accordingly a risk that as the law is tested and developed, the Fund's ability to enforce its ownership rights may be negatively impacted. The Portfolio has no legal relationship with HKSCC and no direct legal recourse against HKSCC in the event that the Portfolio suffers losses resulting from the performance or insolvency of HKSCC. In this event, the Portfolio may not fully recover its losses and the process could be delayed. The Fund may not be able to participate in corporate actions affecting Stock Connect securities due to time constraints or for other operations reasons. Similarly, the Fund will

Morgan Stanley China A Share Fund, Inc.

June 30, 2023 (unaudited)

Investment Policy (cont'd)

not be able to vote in shareholders' meetings except through HKSCC and will not be able to attend shareholders' meetings. Stock Connect trades are settled in Renminbi (RMB), the Chinese currency, and investors must have timely access to a reliable supply of RMB in Hong Kong, which cannot be guaranteed.

Stock Connect trades are either subject to certain pre-trade requirements or must be placed in special segregated accounts that allow brokers to comply with these pre-trade requirements by confirming that the selling shareholder has sufficient Stock Connect securities to complete the sale. If the Fund does not utilize a special segregated account, the Fund will not be able to sell the shares on any trading day where it fails to comply with the pre-trade checks. In addition, these pre-trade requirements may, as a practical matter, limit the number of brokers that the Fund may use to execute trades. While the Fund may use special segregated accounts in lieu of the pre-trade check, some market participants have yet to fully implement IT systems necessary to complete trades involving securities in such accounts in a timely manner. Market practice with respect to special segregated accounts is continuing to evolve. Investments via Stock Connect are subject to regulation by Chinese authorities. Chinese law may require aggregation of the Fund's holding of Stock Connect securities with securities of other clients of the Adviser for purposes of disclosing positions held to the market, acquiescing to trading halts that may be imposed until regulatory filings are completed or complying with China's short-term trading rules.

Determination of NAV

The Fund determines the NAV per share as of the close of the NYSE (normally 4:00 p.m. Eastern time) on each day that the NYSE is open for business. Shares generally will not be priced on days that the NYSE is closed. If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the Fund reserves the right to treat such day as a business day and calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day, so long as the Adviser believes there generally remains an adequate market to obtain reliable and accurate market quotations. The Fund may elect to price its shares on days when the NYSE is closed but the primary securities markets on which the Fund's securities trade remain open.

Morgan Stanley China A Share Fund, Inc.

June 30, 2023 (unaudited)

Dividend Reinvestment Plan

Pursuant to the Dividend Reinvestment Plan (the Plan), each stockholder will be deemed to have elected, unless Computershare Trust Company, N.A. (the Plan Agent) is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares.

Dividend and capital gain distributions (Distribution) will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value or, if net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a Distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

The Plan Agent's fees for the reinvestment of a Distribution will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the Plan.

Stockholders who do not wish to have Distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

Morgan Stanley China A Share Fund, Inc.
Computershare Trust Company, N.A.
P.O. Box 43006
Providence, Rhode Island 02940-3006
1 (800) 231-2608
Monday–Friday between 8:30 a.m. and 6:00 p.m. (EDT)

Morgan Stanley China A Share Fund, Inc.

June 30, 2023 (unaudited)

U.S. Customer Privacy Notice  April 2021

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number and income
◼ investment experience and risk tolerance
◼ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our investment management affiliates' everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share

Morgan Stanley China A Share Fund, Inc.

June 30, 2023 (unaudited)

U.S. Customer Privacy Notice (cont'd)  April 2021

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

To limit our sharing	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Who we are

Who is providing this notice?	Morgan Stanley Investment Management Inc. and its investment management affiliates ("MSIM") (see Investment Management Affiliates definition below)

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
◼ open an account or make deposits or withdrawals from your account
◼ buy securities from us or make a wire transfer
◼ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Morgan Stanley China A Share Fund, Inc.

June 30, 2023 (unaudited)

U.S. Customer Privacy Notice (cont'd)  April 2021

What we do

Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes — information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions

Investment Management Affiliates

MSIM Investment Management Affiliates include registered investment advisers, registered broker/dealers, and registered and unregistered funds in the Investment Management Division. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
◼ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ◼ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ◼ MSIM doesn't jointly market

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

Directors

Frank L. Bowman
Frances L. Cashman
Kathleen A. Dennis
Nancy C. Everett
Eddie A. Grier
Jakki L. Haussler
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Patricia A. Maleski
W. Allen Reed, Chair of the Board

Officers

John H. Gernon
President and Principal Executive Officer

Deidre A. Downes
Chief Compliance Officer

Francis J. Smith
Treasurer and Principal Financial Officer

Mary E. Mullin
Secretary

Michael J. Key
Vice President

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Custodian

State Street Bank and Trust Company
One Congress Street
Boston, Massachusetts 02114

Stockholder Servicing Agent

Computershare Trust Company, N.A.
P.O. Box 505000
Louisville, Kentucky 40233

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call toll free 1 (800) 231-2608 or visit our website at www.morganstanley.com/im/closedendfundsshareholderreports. All investments involve risks, including the possible loss of principal.

© 2023 Morgan Stanley

CECAFSAN 5856894 EXP 08.31.24

Item 2. Code of Ethics.

Not applicable for semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6.

(a) See Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to annual reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

REGISTRANT PURCHASE OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
January 2023	N/A		N/A	N/A
February 2023	N/A		N/A	N/A
March 2023	N/A		N/A	N/A
April 2023	N/A		N/A	N/A
May 2023	N/A		N/A	N/A
June 2023	7,735		N/A	N/A
Total	7,735	$12.65	N/A	N/A

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominee to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

Item 11. Controls and Procedures

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

  (a)  For the Semi-Annual period June 30, 2023, the Fund earned income and incurred the following costs and expenses as a result of its securities lending activities:

Fund	Gross Income[1]	Revenue Split[2]	Cash Collateral Management Fees[3]	Administration Fees[4]	Indemnification Fees[5]	Rebates to Borrowers	Other Fees	Total Costs of the Securities Lending Activities	Net Income from the Securities Lending Activities
Morgan Stanley China A Share Fund, Inc.	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

1 Gross income includes income from the reinvestment of cash collateral.

2 Revenue split represents the share of revenue generated by the securities lending program and paid to State Street.

3 Cash collateral management fees include fees deducted from a pooled cash collateral reinvestment vehicle that are not included in the revenue split.

4 These administrative fees are not included in the revenue split.

5 These indemnification fees are not included in the revenue split.

(b)	Pursuant to an agreement between the Fund and State Street Bank and Trust Company (“State Street”), the Fund may lend its securities through State Street as securities lending agent to certain qualified borrowers. As securities lending agent of the Fund, State Street administers the Fund’s securities lending program. These services include arranging the loans of securities with approved borrowers and their return to the Fund upon loan termination, negotiating the terms of such loans, selecting the securities to be loaned and monitoring dividend activity relating to loaned securities. State Street also marks to market daily the value of loaned securities and collateral and may require additional collateral as necessary from borrowers. State Street may also, in its capacity as securities lending agent, invest cash received as collateral in pre-approved investments in accordance with the Securities Lending Authorization Agreement. State Street maintains records of loans made and income derived therefrom and makes available such records that the Fund deems necessary to monitor the securities lending program.

Item 13. Exhibits

(a) Code of Ethics – Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as part of EX-99.CERT.

(c) Section 906 certification

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley China A Share Fund, Inc.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
August 17, 2023

 Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
August 17, 2023

/s/ Francis J. Smith
Francis J. Smith
Principal Financial Officer
August 17, 2023